EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

EATON VANCE CALIFORNIA MUNICIPAL INCOME FUND

EATON VANCE MASSACHUSETTS MUNICIPAL INCOME FUND

EATON VANCE NATIONAL MUNICIPAL INCOME FUND

EATON VANCE NEW YORK MUNICIPAL INCOME FUND

EATON VANCE OHIO MUNICIPAL INCOME FUND

Supplement to Prospectus dated February 1, 2013

The following replaces the table and footnotes under “Performance” in “Fund Summaries – New York Municipal Income Fund”:

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	5.45%	4.05%	4.03%
Class A Return After Taxes on Distributions	5.46%	4.04%	3.99%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.99%	4.08%	4.07%
Class B Return Before Taxes	4.95%	3.96%	3.86%
Class C Return Before Taxes	8.96%	4.31%	3.62%
Class I Return Before Taxes	11.01%	5.26%	4.63%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to September 30, 2003 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

October 31, 2013